ELFUN FUNDS

Elfun Government Money Market Fund

Supplement dated October 21, 2016

To the Statement of Additional Information (“SAI”) dated April 30, 2016, as supplemented on May 27, 2016, July 1, 2016 and September 16, 2016

Effective October 21, 2016, the SAI dated April 30, 2016, as supplemented, is revised as follows:

On page 42 of the SAI, the following sub-section is added to the end of the section entitled “Investment Strategies and Risks”:

Financial Support Provided to Money Market Fund

GE Asset Management Incorporated, the former investment adviser to the Elfun Government Money Market Fund (the “Fund”), made a voluntary capital contribution to the Fund in the amount of $384,504.16 on October 20, 2016, in order to restore the Fund’s mark-to-market net asset value to $1.00 per unit measured as of October 20, 2016, and to address a prior year distribution matter. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

This Supplement should be retained with your SAI for future reference.